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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                               October 11, 2000
                               (DATE OF REPORT)



                            AmeriGas Partners, L.P.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          Delaware                    1-13692            23-2787918
(STATE OR OTHER JURISDICTION    (COMMISSION FILE      (I.R.S. EMPLOYER
     OF INCORPORATION)               NUMBER)          IDENTIFICATION NO.)

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                      460 N. GULPH ROAD
               KING OF PRUSSIA, PENNSYLVANIA               19406
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



                                (610) 337-7000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.


     Other Events

     Attached as Exhibit 1 is the Underwriting Agreement dated October 11, 2000 by and among AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), AmeriGas Propane, L.P., AmeriGas Propane, Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, Donaldson, Lufkin & Jenrette Securities Corporation, and PaineWebber Incorporated.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          1 Underwriting Agreement dated October 11, 2000 by and among AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), AmeriGas Propane, L.P and AmeriGas Propane, Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, Donaldson, Lufkin & Jenrette Securities Corporation, and PaineWebber Incorporated.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERIGAS PARTNERS, L.P.
                                    (Registrant)

                                     By:  AmeriGas Propane, Inc.,
                                          as General Partner

                                     By:    /s/ Robert W. Krick
                                          --------------------------
                                           Robert W. Krick
                                           Assistant Treasurer
Date:  October 11, 2000
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                                 EXHIBIT INDEX


1 Underwriting Agreement dated October 11, 2000 by and among AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), AmeriGas Propane, L.P. and AmeriGas Propane, Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, Donaldson, Lufkin & Jenrette Secruties Corporation, and PaineWebber Incorporated.